Exhibit 99.1

Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of TDS Investor (Cayman) L.P., TDS Investor (Cayman) GP Ltd., Blackstone Capital Partners (Cayman) V L.P., Blackstone Management Associates (Cayman) V L.P., Blackstone LR Associates (Cayman) V Ltd. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Orbitz Worldwide, Inc., and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25 day of April 2013.

TDS INVESTOR (CAYMAN) L.P. By: TDS INVESTOR (Cayman) GP LTD., its general partner

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Group Vice President and Corporate Secretary

TDS INVESTOR (CAYMAN) GP LTD.

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Group Vice President and Corporate Secretary

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V L.P.
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By:	Blackstone LR Associates (Cayman) V Ltd.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Director

[Blackstone 13D/A JFA– Orbitz]

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) V L.P.
By: Blackstone LR Associates (Cayman) V Ltd.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Director

BLACKSTONE LR ASSOCIATES (CAYMAN) V LTD.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Director

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman

[Blackstone 13D/A JFA– Orbitz]